UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2004

Health Management Associates, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-11141	01-0963645
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5811 Pelican Bay Boulevard, Suite 500, Naples, Florida	34108-2710
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 598-3131

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 8.01. Other Events.

On September 23, 2004, Health Management Associates, Inc. (the “Company”) issued a press release announcing that its Board of Directors increased the quarterly cash dividend to $0.04 per share on the Company’s common stock, payable on November 29, 2004, to stockholders of record at the close of business on November 5, 2004.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is filed as a part of this Form 8-K:

Exhibit No.	Description
99.1	Press Release dated September 23, 2004 of Health Management Associates, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Health Management Associates, Inc.

Date: September 24, 2004	By:	/s/ Timothy R. Parry
Timothy R. Parry
Senior Vice President, General Counsel and
Corporate Secretary